UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2018

New Century Resources Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-29243	98-0361773
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10 Dionysiou Solomou Street
Leona Building, Suite 501
2406 Engomi Nicosia Cyprus P.O. Box 25631 Nicosia

(address of principal executive offices)

357-2281-6626
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant

 (1) Previous Independent Auditors:

a.	On October 22, 2018, the Company was informed that our registered independent public accountant, Anton & Chia, LLP, of Newport Beach, California, declined to stand for re-appointment.

b.

Anton & Chia, LLP’s report on the financial statements for the year ended December 31, 2017 and 2016 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

c.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the year ended December 31, 2017 and through the current date, there have been no disagreements with Anton & Chia, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Anton & Chia, LLP would have caused them to make reference thereto in their report on the financial statements. Through the interim period October 22, 2018 (the date of notification), there have been no disagreements with Anton & Chia, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Anton & Chia, LLP would have caused them to make reference thereto in their report on the financial statements.

d.	We have authorized Anton & Chia, LLP to respond fully to the inquiries of the successor accountant.

e.	During the years ended December 31, 2017 and 2016 and the interim period through October 22, 2018, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.

The Company provided a copy of the foregoing disclosures to Anton & Chia, LLP prior to the date of the filing of this Report and requested that Anton & Chia, LLP furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report.

(2) New Independent Accountants:

a.

On October 22, 2017, the Company engaged AJ Robbins CPA, LLC of Denver, Colorado, as its new registered independent public accountant. During the years ended December 31, 2017 and 2016 and prior to October 22, 2018 (the date of the new engagement), we did not consult with AJ Robbins CPA, LLC regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by AJ Robbins CPA, LLC, in either case where written or oral advice provided by AJ Robbins CPA, LLC would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. Financial Statements and Exhibits.

a.	None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Resources Corporation

Dated: October 26, 2018	/s/ George Christodoulou
George Christodoulou Principal Executive and Principal Accounting Officer